TRANSACTIONS	12 Months Ended
Dec. 28, 2012
Business Combinations [Abstract]
TRANSACTIONS
TRANSACTIONS

The Merger and Merger Agreement

Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent. Parent is an affiliate of GS Capital Partners VI L.P. and, at the closing of the transaction, certain interests of Parent became owned by investment funds managed by P2 Capital Partners, LLC and certain members of Company management.

As of the effective time of the Second Merger, the issued and outstanding common stock of the Company was owned as follows: (i) approximately 84% by GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI GmbH & Co. KG, GS Capital Partners VI Parallel, L.P., MBD 2011 Holdings, L.P., Bridge Street 2012 Holdings, L.P. (collectively, the “GSCP Parties”), (ii) approximately 14% by P2 Capital Master Fund I, L.P. and P2 Capital Master Fund VII, L.P. (collectively, the “P2 Parties”), and (iii) approximately 2% by certain members of the Company's management.

At the effective time of the Merger, each share of common stock of Interline (other than shares owned by Interline, Parent, Merger Sub, any stockholders who were entitled to and who properly exercised appraisal rights under Delaware law (collectively, the "Excluded Stockholders"), and a portion of shares owned by P2 Capital Partners), was canceled and converted automatically into a right to receive $25.50 in cash (the "Merger Consideration"), without interest. In connection with the closing of the Merger, P2 Capital Partners rolled 927,386 shares into the Company. In addition, at the effective time of the Merger, each outstanding option to purchase shares of common stock of Interline were accelerated and fully vested, if not previously vested, and canceled (unless otherwise agreed to by the holder thereof and Parent) and converted into the right to receive cash consideration in an amount equal to the product of the total number of shares previously subject to the option and the excess, if any, of the Merger Consideration over the exercise price per share of the option. All outstanding Restricted Share Units were also accelerated, fully vested and then canceled and converted into the right to receive cash consideration in an amount equal to the Merger Consideration in respect of each share underlying the canceled Restricted Share Unit. In connection with the closing of the Merger, certain members of the Company's senior management reinvested a portion of their after-tax proceeds from the Merger attributable to each component of their existing equity, on terms agreed upon between management and Parent. A portion of this reinvestment was satisfied through an exchange of options based on the intrinsic value of the options on the date of closing of the Merger for shares and/or options in Parent. The options that were exchanged were done so on a 10:1 ratio, with a fair value of $255.00 per share.

The authorization to issue the preferred stock of the Company was canceled at the time of the Merger.

The Related Financing Transactions

In connection with the Merger, the Company entered into the following financing transactions:

•	a new senior secured asset-based revolving credit facility totaling $275.0 million; and

•	the issuance of $365.0 million aggregate principal amount of senior notes.

Simultaneously with the closing of the Merger, the following occurred: the funding of the new senior secured asset-based revolving credit facility, the release of the net proceeds of the $365.0 million aggregate principal amount of senior notes from escrow, and the termination of the Company's previous $225.0 million asset-based revolving credit facility. See Note 10. Debt for further information regarding the financing transactions.

The Consent Solicitation

In connection with the Merger, on June 21, 2012, Interline New Jersey commenced the Consent Solicitation regarding certain amendments to the indenture governing the OpCo Notes (the "Bond Amendments"). The Bond Amendments permitted the Merger to occur without triggering a "Change of Control" under the indenture governing the OpCo Notes. As consideration for that amendment, and in addition to an aggregate consent payment of $1.5 million paid by Parent, Interline New Jersey agreed to certain additional amendments that apply from and including the closing date of the Merger. These additional amendments included, among other items, increasing the interest rate on the OpCo Notes from 7.00% to 7.50% per annum, increasing the redemption price of the OpCo Notes for certain periods, making the OpCo Notes rank equal in right of payment to all future incurrences of senior indebtedness (including the ABL Facility) and replacing the restriction on the incurrence of secured indebtedness contained in the anti-layering covenant with a covenant restricting Interline New Jersey and its restricted subsidiaries from incurring liens, other than permitted liens, without equally and ratably securing the OpCo Notes.

On June 27, 2012, Interline New Jersey received the requisite consents to the Bond Amendments and, as a result, a supplemental indenture reflecting the Bond Amendments was executed and became effective. Interline New Jersey received consents to the Bond Amendments from holders of $296.3 million aggregate principal amount of the OpCo Notes (representing 98.8% of the principal amount outstanding) as of the expiration date of the Consent Solicitation.

Sources and Uses

The sources and uses of funds in connection with the Merger transactions are summarized below (in thousands):

Sources:
Debt:
Proceeds from ABL Facility	$80,000
Proceeds from HoldCo Notes	365,000
Rollover of OpCo Notes	300,000
Rollover of capital lease obligations	940
Total debt	745,940
Proceeds from equity contributions	350,886
Gross cash used to fund transactions	107,602
Total sources	$1,204,428

Uses:
Equity purchase price:
Payments to common stockholders	$790,611
Payments for outstanding equity awards	35,106
Total equity purchase price	825,717
Assumption of indebtedness:
OpCo Notes	300,000
Capital lease obligations	940
Total assumption of indebtedness	300,940
Merger related costs and financing fees	60,707
Cash remaining on balance sheet	17,064
Total uses	$1,204,428

Purchase Accounting

The Merger resulted in a significant change in ownership and was accounted for using the acquisition method under Accounting Standards Codification Topic 805, Business Combinations. Under the acquisition method, the preliminary purchase price was allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with the remainder allocated to goodwill. Goodwill recorded in connection with the Merger transaction represents intangible assets that do not qualify for separate recognition, such as assembled workforce. None of the goodwill recorded in connection with the Merger will be deductible for income tax purposes. The purchase price paid and related costs and transaction fees incurred have been accounted for in the Company's consolidated financial statements.

The preliminary purchase price allocation is summarized in the following table (in thousands):

Total sources	$1,204,428

Plus:
Rollover of equity and stock options	30,661
Accelerated share-based compensation	13,533
44,194
Less:
Rollover of OpCo Notes and capital lease obligations	(300,940)
Merger related costs and financing fees	(60,707)
Net cash used to fund transaction	(90,538)
(452,185)
Equals purchase price consideration to be allocated	$796,437

Fair value of tangible assets and liabilities acquired:
Cash and cash equivalents	$17,064
Accounts receivable - trade	157,690
Inventories	212,712
Prepaid expenses and other current assets	50,301
Property and equipment	57,289
Other long-term assets	35,863
Deferred income tax assets	15,094
Accounts payable	(97,095)
Other short-term liabilities	(61,225)
OpCo Notes	(322,500)
Other long-term liabilities	(4,437)
Deferred tax liabilities	(181,825)
Total net tangible assets and liabilities	(121,069)

Fair value of identifiable intangible assets acquired:
Customer relationships	253,500
Trademarks	171,900
Goodwill	492,106
Total identified intangible assets acquired	917,506
Total purchase price	$796,437

The preliminary allocation of purchase price to intangible assets as of September 7, 2012 was determined based primarily upon assumptions related to future cash flows, discount and royalty rates, and customer attrition rates. As the estimates and assumptions used to determine the preliminary fair values involve a complex series of judgments about future events and uncertainties and due to the timing of the transaction, these values are not yet finalized, but will be no later than one year from the date of the Merger transaction. A measurement period adjustment of $1.9 million was recorded to adjust the fair value of trademarks, which was adjusted through goodwill during the period ended December 28, 2012.

Merger Costs

The following table summarizes the Merger costs for the period December 31, 2011 through December 28, 2012, including professional fees and other related costs (in thousands):

Merger costs:
Professional fees	$22,371
Share-based compensation	18,260
Sponsors' fees	10,000
Transaction related compensation	6,833
Other fees	1,226
$58,690

Deferred financing costs:
ABL Facility	$5,627
OpCo Notes	4,380
HoldCo Notes	16,701
$26,708

Professional fees, share-based compensation, sponsors' fees, transaction related compensation, and other fees are included in Merger related expenses line item in the statement of operations. Financing fees associated with the ABL Facility, OpCo Notes, and HoldCo Notes were capitalized in other intangible assets, and will be amortized using the straight-line method for the ABL Facility and the effective interest method for the OpCo Notes and HoldCo Notes over the respective terms of the agreements. Approximately $10.9 million of the financing costs were paid to Goldman, Sachs & Co., a related party to the Company.

Pro Forma Financial Information

The following pro forma results of operations gives effect to the Merger transactions as if they had occurred on the first day of the first quarter of fiscal 2012 (December 31, 2011). The pro forma results of operations reflect adjustments (i) to record amortization resulting from purchase accounting, (ii) to record incremental interest expense associated with the ABL Facility and HoldCo Notes as well as the modified OpCo Notes, (iii) to eliminate costs incurred in connection with the Merger including acquisition-related share-based compensation, transaction costs, and loss on extinguishment of debt, and (iv) to record incremental straight-line rent expense. This pro forma financial information should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the Merger transactions had actually occurred on that date, nor the results of operations in the future.

	For the fiscal year ended December 28, 2012
	(in thousands)
	As Reported	Pro Forma
Net sales	$1,322,345	$1,322,345
Net (loss) income	$(15,620)	$3,064